UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 28, 2009

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On October 28, 2009, DPL Inc. (the “Company”) issued a press release announcing its earnings for the third quarter of 2009 and discussing its earnings guidance for 2009 and 2010.  The Company also announced that its Board of Directors authorized a limited stock repurchase program under which the Company may use the proceeds it receives from the exercise of warrants to repurchase Company common stock from time to time in the open market, through private transactions or otherwise.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

The Company is scheduled to hold a webcast conference call on October 29, 2009, at 9:30 a.m. Eastern Time, to review its earnings press release issued on October 28, 2009.  A copy of the presentation slides to be used during the webcast conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On October 28, 2009, the Company issued a press release announcing that Company management will meet with investors and financial analysts from November 1-3, 2009, at the Edison Electric Institute’s annual financial conference in Hollywood, Florida.  At the conference, the Company will discuss previously disclosed information about the Company, including the Company’s financial results and earnings guidance for 2009 and 2010.  A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01               Other Events.

On October 28, 2009, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly dividend of $0.285 per common share, payable December 1, 2009, to common shareholders of record as of November 13, 2009.  This dividend continues the annualized dividend rate of $1.14 per share.  A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1	Press Release, October 28, 2009.

99.2	Presentation slides to be used during webcast conference call on October 29, 2009.

99.3	Press Release, October 28, 2009.

99.4	Press Release, October 28, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: October 28, 2009
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General
Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release, October 28, 2009.	E

99.2	Presentation slides to be used during webcast conference call on October 29, 2009.	E

99.3	Press Release, October 28, 2009.	E

99.4	Press Release, October 28, 2009.	E